Exhibit 10.1

THIRD AMENDMENT

TO ACCOUNTS RECEIVABLE PURCHASING AGREEMENT

This THIRD AMENDMENT TO ACCOUNTS RECEIVABLE PURCHASING AGREEMENT (“Amendment”) is dated as of December 30, 2011, and agreed to by and between XPLORE TECHNOLOGIES CORPORATION OF AMERICA, a Delaware corporation (“Seller”), and DSCH CAPITAL PARTNERS, LLC, d/b/a FAR WEST CAPITAL, a Texas limited liability company (“Purchaser”).  All capitalized terms used and not defined in this Amendment shall have the meanings ascribed to them in the ARPA (as defined below) and/or the UCC, as applicable.

RECITALS

WHEREAS, Seller and Purchaser have entered into that certain Accounts Receivable Purchasing Agreement, dated December 10, 2009 (as from time to time amended, the “ARPA”), wherein Purchaser does, from time to time (and at its sole discretion), purchase from Seller certain of Seller’s accounts receivable; and

WHEREAS, the parties desire to make certain adjustments to their relative rights and obligations under the ARPA, as more particularly set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the ARPA is modified and amended as follows:

1.             Definition 1.21 of the ARPA (“Maximum Amount”) is hereby modified and shall now read as follows:

1.21 “Maximum Amount”: $8,500,000.00

2.             It is understood that this Amendment constitutes an amendment and modification of the ARPA. The terms of this Amendment are incorporated into and made a part of the ARPA.  Except as expressly set forth herein, nothing in this Amendment modifies or amends the ARPA or any other document executed by Seller in connection therewith (collectively, the “Funding Documents”).  However, in the event of an irreconcilable conflict or inconsistency between the provisions of any Funding Document and the provisions of this Amendment, the provisions of this Amendment shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

PURCHASER:		SELLER:

DSCH CAPITAL PARTNERS, LLC		Xplore Technologies Corporation of America
DBA FAR WEST CAPITAL

By:	/s/Brian Center	By:	/s/Michael J. Rapisand
Name:	Brian Center	Name:	Michael J. Rapisand
Title:	Chief Operating Officer	Title:	Chief Financial Officer
Address:	4601 Spicewood Springs Rd	Address:	14000 Summit Drive, Suite 900
	Building 2, Suite 200		Austin, TX 78728
Austin, TX 78759